UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2022

AgeX Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 Marina Village Parkway

Suite 201

Alameda, California 94501

(Address of principal executive offices)

(510) 671-8370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AGE	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in AgeX’s periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors” and other filings that AgeX may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, AgeX disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “AgeX,” “we” or “us” refer to AgeX Therapeutics, Inc.

The description or discussion in this Form 8-K, of any contract or agreement is a summary only and is qualified in all respects by reference to the full text of the applicable contract or agreement.

Item 1.01 – Entry in Material Definitive Agreement.

On February 14, 2022, AgeX and Juvenescence Limited (“Juvenescence”) entered into a Secured Convertible Promissory Note (the “Secured Note”) pursuant to which Juvenescence has agreed to provide to AgeX a $13,160,000 line of credit for a period of 12 months. AgeX drew an initial $8,160,000 of the line of credit and used $7,160,000 to pay the outstanding principal and other amounts due as loan origination fees under its 2019 Loan Facility Agreement, as amended, with Juvenescence. The remaining $5 million of the line of credit may be drawn down from time to time over the next 12 months subject to Juvenescence’s discretion to approve each loan draw. AgeX may not draw more than $1 million in any subsequent single draw. The outstanding principal balance of the Secured Note will become due and payable on February 14, 2024 (the “Repayment Date”).

In lieu of accrued interest, AgeX will pay Juvenescence an Origination Fee in an amount equal to 4% of the amount each draw of loan funds, which will accrue as each draw is funded, and an additional 4% of all the total amount of funds drawn that will accrue following the end of the 12 month period during which funds may be drawn from the line of credit. The Origination Fee will become due and payable on the Repayment Date or in a pro rata amount with any prepayment of in whole or in part of the outstanding principal balance of the Secured Note.

Conversion of Loan Amounts to Common Stock

In lieu of repayment of funds borrowed, AgeX may convert the loan balance and any accrued but unpaid Origination Fees (collectively the “Outstanding Amount”) into AgeX common stock or “units” (a “Borrower Conversion”) if AgeX consummates a “Qualified Offering” which means a sale of common stock (or common stock paired with warrants or other convertible securities in “units”) in which the gross sale proceeds are at least $10 million. The conversion price per share or units shall be the lowest price at which shares or units are sold in the Qualified Offering before deducting underwriting commissions and discounts, placement agent commissions and fees, and other expenses of the Qualified Offering. In the case of sales of shares of common stock by AgeX from time to time in an “at the market offering” a Qualified Offering shall be deemed to have occurred if and when such proceeds of the sales reaches $10 million.

Juvenescence may convert the Outstanding Amount in whole or in part into AgeX common stock (a “Lender Conversion”) at any time at Juvenescence’s election at the closing price per share of AgeX common stock on the NYSE American or other national securities exchange on the date prior to the date Juvenescence gives AgeX notice Juvenescence’s election to convert the Outstanding Amount or a portion thereof into common stock.

Any Borrower Conversion or Lender Conversion is subject to certain restrictions to comply with applicable requirements of the NYSE American (the “Exchange”) where AgeX common stock is listed. Section 713 of the Exchange Company Guide requires listed companies to obtain stockholder approval as a prerequisite to Exchange listing approval before: (i) issuing additional shares in a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of stock outstanding (determined as of the date of the particular transaction agreement) for less than the greater of book or market value of the Exchange listed common stock (the “20% Rule”) and (ii) issuing shares that will result in a change of control of the company (the “Change of Control Rule”). While the Exchange has not defined “change of control”, the Exchange considers any issuance of stock to be subject to the Change of Control Rule if the issuance of stock would result in a stockholder holding 50% or more of a company’s outstanding stock. The Secured Note contains a “19.9 % blocker” provision and a “change of control blocker” provision intended to prevent a conversion of the Outstanding Amount that would violate the 20% Rule or the Change of Control Rule.

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The 19.9% blocker provides that any conversion of the Secured Note into common stock must either (i) not involve the issuance of more than 19.9% of the common stock outstanding on the date of the Secured Note at a price lower than the applicable market price (as further explained below) so that stockholder approval under the 20% Rule would not be required, or (ii) be approved by the AgeX stockholders. Under the Secured Note, AgeX may borrow funds from Juvenescence in period installments or “tranches” and the market price of AgeX common stock is determined for each such tranche. Each tranche market price is based on the closing price of AgeX common stock on the date of the drawdown notice from AgeX to Juvenescence requesting funding of the loan tranche. Upon Borrower Conversion, which can take place only in connection with a Qualified Offering by AgeX, only shares of common stock issuable upon the conversion of a tranche with a tranche market price greater than the applicable conversion price would be aggregated (along with any other common stock that might be issued to Juvenescence in connection with the Qualified Offering) for the purpose of determining the applicability of the 19.9% blocker. Upon Lender Conversion, only shares issuable upon the conversion of a tranche with a tranche market price that is lower than the market price on the date prior to the date the Juvenescence delivers a conversion notice to AgeX are aggregated for the purposes of determining the applicability of the 19.9% blocker. The change of control blocker provision provides that without the prior approval of AgeX stockholders a Borrower Conversion or a Lender Conversion may not take place if it would cause Juvenescence’s ownership to equal or exceed 50% of the outstanding shares of AgeX common stock.

Consequently, without the approval of AgeX stockholders the Outstanding Amount may not be converted into AgeX common stock under the Borrower Conversion provisions or the Lender Conversion provisions of the Secured Note in an amount that would (a) equal or exceed 19.9% of the outstanding common stock (measured at the date of the Secured Note) at a conversion price less than the greater of the book value or the applicable tranche market value of AgeX common stock, or (b) cause Juvenescence’s ownership to equal or exceed 50% of the outstanding shares of AgeX common stock.

Under the terms of the Secured Note, AgeX has agreed to seek the vote of AgeX stockholders to approve the ability of AgeX and Juvenescence to convert the Outstanding Amount into shares of AgeX common stock under the Borrower Conversion and Lender Conversion provisions of the Secured Note even if the Borrower Conversion or Lender Conversion, as applicable, would result in (a) Juvenescence receiving additional shares in excess of 19.9% of the AgeX common stock outstanding as of the date of the Secured Note for less than the greater of book value or the applicable tranche market values of AgeX common stock, or (b) Juvenescence owning more than 50% of AgeX outstanding common stock.

Default Provisions

The Outstanding Amount may become immediately due and payable prior to the Repayment Date if an Event of Default as defined in the Secured Note occurs. Events of Default under the Secured Note include: (a) AgeX fails to pay any principal amount payable by it in the manner and at the time provided under and in accordance with the Secured Note, (b) AgeX fails to pay any other amount payable by it in the manner and at the time provided under and in accordance with the Secured Note or the Security Agreement described below or any other agreement executed in connection with the Secured Note (the “Other Loan Documents”) and the failure is not remedied within three business days; (c) AgeX fails to perform any of its covenants or obligations or fail to satisfy any of the conditions under the Secured Note or any other Loan Document and, such failure (if capable of remedy) remains unremedied to the satisfaction of Juvenescence (in its sole discretion) for 10 business days after the earlier of (i) notice requiring its remedy has been given by Juvenescence to AgeX and (ii) actual knowledge of the failure by senior officers of AgeX; (d) if any indebtedness of AgeX in excess of $100,000 becomes due and payable, or a breach or other circumstance arises thereunder such that Juvenescence is entitled to declare such indebtedness due and payable, prior to its due date, or any indebtedness of AgeX in excess of $25,000 is not paid on its due date; (e) AgeX stops payment of its debts generally or ceases or threatens to cease to carry on its business or is unable to pay its debts as they fall due or is deemed by a court of competent jurisdiction to be unable to pay its debts as they fall due, or enters into any arrangements with its creditors generally; (f) if (i) an involuntary proceeding (other than a proceeding instituted by Juvenescence or an affiliate of Juvenescence) shall be commenced or an involuntary petition shall be filed seeking liquidation, reorganization or other relief in respect of AgeX and any subsidiary, or of all or a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) an involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for AgeX or a subsidiary or for a substantial part of its assets occurs (other than in a proceeding instituted by Juvenescence or an affiliate of Juvenescence), and, in any such case, such proceeding shall continue undismissed and unstayed for sixty (60) consecutive days without having been dismissed, bonded or discharged or an order of relief is entered in any such proceeding; (g) it becomes unlawful for AgeX to perform all or any of its obligations under the Secured Note or any authorization, approval, consent, license, exemption, filing, registration or other requirement of any governmental, judicial or public body or authority necessary to enable AgeX to comply with its obligations under the Secured Note or to carry on its business is not obtained or, having been obtained, is modified in a manner that precludes AgeX or its subsidiaries from conducting their business in any material respect, or is revoked, suspended, withdrawn or withheld or fails to remain in full force and effect; (h) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against all or any material part of the property or assets of AgeX or a subsidiary if such process is not released, vacated or fully bonded within 60 calendar days after its issue or levy; (i) any injunction, order, judgment or decision of any court is entered or issued which, in the opinion of Juvenescence, materially and adversely affects, or is reasonably likely so to affect, the ability of AgeX or a subsidiary to carry on its business or to pay amounts owed to Juvenescence under the Secured Note; (j) AgeX, whether in a single transaction or a series of related transactions, sells, leases, licenses, consigns, transfers or otherwise disposes of any material portion of its assets (with any such disposition with respect to any asset or assets with a fair value of at least $250,000 being deemed material), other than (i) certain permitted investments (ii) sales, transfers and dispositions of inventory in the ordinary course of business, (iii) any termination of a lease of real or personal property that is not necessary in the ordinary course of the AgeX’s business, could not reasonably be expected to have a material adverse effect and does not result from AgeX’s default, and (iv) any sale, lease, license, consignment, transfer or other disposition of assets that are no longer necessary in the ordinary course of business or which has been approved in writing by Juvenescence; (k) any of the following shall occur: (i) the security and/or liens created by the Security Agreement or any other Loan Document shall at any time cease to constitute valid and perfected security and/or liens on any material portion of the collateral intended to be covered thereby; (ii) except for expiration in accordance with its terms, the Security Agreement or any other Loan Document pursuant to which a lien is granted by AgeX in favor of Juvenescence shall for whatever reason be terminated or shall cease to be in full force and effect; (iii) the enforceability of the Security Agreement or any other Loan Document pursuant to which a lien is granted by AgeX in favor of Juvenescence shall be contested by AgeX or a subsidiary, (iv) AgeX shall assert that its obligations under the Secured Note or any other Loan Document shall be invalid or unenforceable, or (v) a loss, theft, damage or destruction occurs with respect to a material portion of the collateral; (l) there is any change in the financial condition of AgeX and its subsidiaries which, in the opinion of Juvenescence, materially and adversely affects, or is reasonably likely so to affect, the ability of AgeX to perform any of its obligations under the Secured Note; and (m) any representation, warranty or statement made, repeated or deemed made or repeated by AgeX in the Secured Note, or pursuant to the Loan Documents, is incomplete, untrue, incorrect or misleading in any material respect when made, repeated or deemed made.

Restrictive Covenants

The Secured Note includes certain covenants that among other matters such as financial reporting: (i) impose financial restrictions on AgeX while the Secured Note remains unpaid, including restrictions on the incurrence of additional indebtedness by AgeX and its subsidiaries, except that AgeX’s subsidiary Reverse Bioengineering, Inc. (“Reverse”) will be permitted to incur debt convertible into equity not guaranteed or secured by the assets of AgeX or any other AgeX subsidiary, and the restrictions on the incurrence of indebtedness applicable to Reverse will end if it raises more than $15 million in debt or equity financing within 12 months from the date of the Secured Note; (ii) require that AgeX use loan proceeds and funds that may be raised through certain equity offerings only for research and development work, professional and administrative expenses, for general working capital , and for repayment of all or a portion of AgeX’s indebtedness to Juvenescence; and (iii) prohibit AgeX from making additional investments in subsidiaries, unless AgeX obtains the written consent of Juvenescence to a transaction that otherwise would be prohibited or restricted.

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Security Agreement

AgeX has entered into a Security Agreement (the “Security Agreement”) granting Juvenescence a security interest in substantially all of the assets of AgeX, including a security interest in shares of AgeX subsidiaries that hold certain assets, as collateral for AgeX’s loan obligations. If an Event of Default occurs, Juvenescence will have the right to foreclose on the assets pledged as collateral.

Warrants

Upon each draw down of funds under the Secured Note, AgeX will issue to Juvenescence warrants to purchase shares of AgeX common stock (“Warrants”). The Warrants will be governed by the terms of a Warrant Agreement between AgeX and Juvenescence. The number of Warrants to be issued will be equal to 50% of the number determined by dividing the amount of the applicable loan draw by the applicable Market Price. The Market Price will be the last closing price per share of AgeX common stock on the NYSE American or other national securities exchange preceding the delivery of the notice from AgeX requesting a draw of funds that triggers the obligation to issue Warrants; provided, however that if AgeX common stock is not traded on a national securities exchange the Market Price shall be determined with reference to closing prices quoted or bid and asked prices on an interdealer quotation system averaged over twenty consecutive trading days. The exercise price of the Warrants will be the applicable Market Price. The Warrants will expire at 5:00 p.m. New York time three years after the date of issue.

The Warrant Agreement governing the Warrants contains a “change of control blocker” provision intended to prevent an exercise of Warrants that would violate the Change in Control Rule. The exercise price of the Warrants is set with reference to the market price of AgeX common stock so the 20% Rule would have no effect on the exercise of Warrants. Under the terms of the Secured Note, AgeX has agreed to seek the vote of AgeX stockholders to approve the ability of Juvenescence to exercise its Warrants if the exercise would cause Juvenescence’s ownership of AgeX common stock to equal or exceed 50% of the outstanding AgeX common stock.

Registration Rights

AgeX has entered into an amendment to its Registration Rights Agreement with Juvenescence to include as registrable securities under the Registration Rights Agreement the Warrants and underlying shares and any shares issuable upon the conversion of the Secured Note into common stock. Under the Registration Rights Agreement AgeX has agreed to use commercially reasonable efforts to register the registrable securities for resale under the Securities Act of 1933, as amended (the “Securities Act”), upon request of Juvenescence if Form S-3 is available to AgeX. Juvenescence will also have “piggy-back” registration rights if AgeX files a registration statement for the sale of shares for itself or other stockholders. AgeX will bear the expenses of the registration statement but not underwriting or broker’s commissions related to the sale of warrants or shares. AgeX and Juvenescence will indemnify each other from certain liabilities in connection to the registration, offer, and sale of securities under a registration statement, including liabilities arising under the Securities Act.

Incorporation of Exhibits by Reference

The descriptions or discussions of the Secured Note, the Security Agreement, the Warrant Agreement, the Warrants, and the Registration Rights Agreement in this Form 8-K are summaries only and do not purport to be complete statements of the terms and conditions of those agreements or instruments, and each is qualified in all respects by reference to the full text of the applicable agreement or instrument filed as an Exhibit to this Report, which Exhibits are incorporated by reference into this Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 14, 2022, AgeX drew an initial $8,160,000 of its available credit under the Secured Note described in Item 1.01. The portion of Item 1.01 describing pertinent terms of the Secured Note as incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with AgeX’s initial draw of loan funds under the Secured Note (as defined in Item 1.01 of this Report), AgeX will issue to Juvenescence warrants to purchase 5,230,768 shares of AgeX common stock (“Warrants”) at an exercise price of $0.78 per share, the closing price of AgeX common stock on the NYSE American on February 11, 2022, the trading day immediately preceding AgeX’s draw of loan funds.

The Warrants are subject to the terms of the Warrant Agreement between AgeX and Juvenescence described in Item 1.01 and filed as an Exhibit to this Report.

The Warrants will be issued without registration under the Securities Act in reliance upon the exemption from registration provided under Section 4(a)(2) thereof and Regulation S thereunder.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Form of Warrant
10.1	Secured Note dated February 14, 2022, executed by AgeX Therapeutics, Inc. and Juvenescence Limited†
10.2	Security Agreement, dated February 14, 2022, between AgeX Therapeutics, Inc. and Juvenescence Limited†
10.3	Warrant Agreement, dated February 14, 2022, between AgeX Therapeutics, Inc. and Juvenescence Limited
10.4	Amendment No. 3 to Registration Rights Agreement, dated February 14, 2022, between AgeX Therapeutics, Inc. and Juvenescence Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†Schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission or its staff upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEX THERAPEUTICS, INC.

Date: February 15, 2022	By:	/s/ Andrea E. Park
Chief Financial Officer

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